UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): May 11, 2005

Team Health, Inc.

(Exact Name of Registrant As Specified In Charter)

Tennessee	333-80337	62-1562558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Winston Road, Knoxville, TN 37919
(Address of Principal Executive Offices, including Zip Code)

(865) 693-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”

On May 11, 2005, the Company issued a press release announcing its financial results for the three months ended March 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit 99.1 Press release reporting financial results for the three months ended March 31, 2005, dated May 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Team Health, Inc. (Registrant)
/s/ Robert J. Abramowski
Date: May 11, 2005	Robert J. Abramowski
Executive Vice President of Finance and Administration

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INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press release reporting financial results for the three months ended March 31, 2005, dated May 11, 2005.

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